SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2000

ELANTEC SEMICONDUCTOR, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26690 (Commission File Number)	77-0408929 (IRS Employer Identification No.)

675 Trade Zone Boulevard, Milpitas, California (Address of principal executive offices)	95035 (Zip Code)
(408) 945-1323 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Item 5:  Other Events.

Effective as of July 12, 2000, Richard Beyer was appointed the position of President and Chief Executive Officer of Elantec Semiconductor, Inc. (the “Company”). See the press release regarding Mr. Beyer’s appointment which is attached hereto as Exhibit 99.01 for additional information.

Item 7:  Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release of the Company dated July 24, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELANTEC SEMICONDUCTOR, INC.

Date: July 24, 2000	By:	/s/ Ephraim Kwok ———————————————————— Ephraim Kwok Vice President, Finance and Administration and Chief Financial Officer